UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23176

NB Crossroads Private Markets Fund IV Holdings LLC

(Exact name of registrant as specified in charter)

325 North Saint Paul Street

49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Patrick Deaton, Chief Operating Officer

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-476-8800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB Crossroads Private Markets Fund IV Holdings LLC

Financial Statements

For the year ended March 31, 2023

NB Crossroads Private Markets Fund IV Holdings LLC

(Unaudited)

Private Market Overview

Throughout 2022 and the start of 2023, geopolitical tensions, high inflation, interest rate hikes, and most recently, a turbulent banking sector, have created a period of uncertainty for investors. However, we believe private market investments have unique characteristics which generally allow them to better navigate significant market volatility compared to public markets. Additionally, we believe private markets have particular qualities that support the case for including them in a diversified portfolio throughout a cycle. Some of those qualities may even support the case for committing new capital to the asset class at times like the present, as private equity has the ability to take advantage of opportunity sets that tend to emerge in relatively weak points in the market cycle.

Opportunities for Growth in Private Equity Markets

Private equity firms are largely focused today on strategic and operational value creation as opposed to relying on leverage or multiple expansion as value drivers, and thus typically make investments with deep, well-thought-out plans with the goal of accelerating earnings growth. They often also have more flexibility to adapt operationally to a changing economic environment relative to larger, public companies. In particular, sustaining margins and investing in growth initiatives through difficult environments may be easier for a smaller company working away from the glare and short-term focus of public markets. In recent years, this was paramount, as underlying companies faced headwinds related to the pandemic, supply chain disruption, geopolitical unrest, inflationary pressure, and higher interest rates.

Further, private equity firms today have greatly improved on operating resources in-house, and they can use their position of control or influence to respond quickly to changes in the market environment. The value of this became particularly apparent during the recent banking crisis as we saw sponsors react with speed to help their firms and portfolio companies safeguard assets and maintain access to credit, while simultaneously identifying exposures and proactively communicating to investors in real time.

Although standard for public equities, this rapid response and willingness to provide investors with transparency is a shift for private equity and an example of the evolution and growing sophistication of the asset class.

The impact of market volatility has historically been more muted on private markets given the long-term nature of the underlying investments. Capital is locked up, fire sales are rare, and in times of volatility, sellers can simply hold on to an asset longer and continue executing their operational and growth plans. Furthermore, private equity managers can be quicker than their public counterparts to manage costs, conserve cash, or improve management. Private firms also tend to have ready access to capital in turbulent times, so they can inject more equity into businesses that may be temporarily affected by external weakness.

This active management has allowed overall performance to hold up relatively well compared to the declining public market multiples. Some of that may be due to lagging or over-optimistic valuations that may ultimately have to be written down by private equity managers – but not as much as many fear, in our view.

Private Equity Investment Activity

Global private equity deal activity slowed during 2022, as evidenced in the chart below. The first three quarters of the year saw a run rate that was 80% as high as that for the full year 2021 – and 2021 was an extraordinarily busy year as the industry got back to work following the disruption of the pandemic. Moreover, this slowdown in activity partly reflects another quality that private equity brings to a portfolio: private asset owners can be strategic and opportunistic about when to monetize their assets – if the market is weak, they can often hold onto fundamentally high-quality assets until the environment has recovered.

(Unaudited)

Source: Pitchbook as of Q4 2022. Includes buyout, late stage VC, and growth equity. Includes completed deals only.

We are starting to see entry valuations come down slightly, with the potential to decrease further, but this likely won’t occur until broader dealmaking activity further rebounds. In contrast, one area of the market where we have seen valuations reset is in the public markets. This is still an opportunity for larger-scale private equity managers because they can acquire the majority of these companies and delist them in “take private” transactions. The companies can benefit from the sponsor transformation plans outside of the public eye, which take time to implement and are hard to execute with the short-term scrutiny that comes with quarterly earnings reporting. We believe this will represent a significant opportunity for larger private equity managers if the market uncertainty and volatility persist.

Private Equity Outlook for 2023 and Beyond

Against this backdrop, NB Crossroads Private Markets Fund IV Holdings LLC (the “Fund”) has continued to perform well.

We believe the private equity model, with active governance and the potential to drive real value at underlying companies, is a significant advantage in this uncertain environment. Private equity managers can be quick to react to change, and importantly take advantage of opportunities. We believe the Fund’s underlying portfolio is comprised of market-leading private equity managers and companies that have long-term secular growth trends and should be relatively resilient to current economic pressures. Despite the uncertain environment so far in 2023, we believe the Fund has a portfolio that is well-positioned to generate value for our investors.

(Unaudited)

Fund Overview

The Fund’s investment objective is to provide attractive risk-adjusted returns. The Fund seeks to achieve its objective by investing in a diversified global portfolio of high-quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds, pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms. The Fund is fully committed to a diversified set of Portfolio Funds and portfolio companies and allocated across investment strategy, asset class, industry, sponsor and geography. As of March 31, 2023, the Fund was invested across 72 investments, including 41 co-investments, 26 primary Portfolio Funds investments and 5 secondary Portfolio Funds investments. The Fund is now maturing into its harvesting stage, with underlying private equity firms focused on optimizing company performance and positioning companies for dispositions.

The Fund generated a 2.03% total return on a net asset value (“NAV”) basis for the fiscal year ended March 31, 2023. The Fund generated positive performance across its three key transaction types: primary, secondary and co-investments. Among the key value drivers, the Fund benefitted from an increase in value from its position in a UK focused special situations private equity fund. The Fund also benefitted from an increase in value from its position in a North American buyout fund that specializes within industrials and business services companies. On the other hand, among the detractors from performance, the Fund generated negative performance from its position in a European middle-market buyout fund as well as a co-investment in a North American healthcare company.

The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.

Fund Performance – Average Annual Total Return Ended 3/31/2023

	1 Year	5 Year	Since Inception
NB Crossroads Private Markets Fund IV Holdings LLC[1]	2.03%	19.27%	7.63%
MSCI World Index (Net)[2]	-7.02%	8.01%	10.04%

The performance data quoted represent past performance and does not predict future performance. Current performance may be lower or higher than the performance data quoted.

The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes a Fund investor (“Investor”) would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”).

Unlike open-ended funds, the Fund’s Interests are not continually offered. The Fund offered its Interests only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.

(1)	The Fund commenced operations on November 15, 2016.

(2)	The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

(Unaudited)

Growth of a $50,000 Investment

This graph shows the change in value of a hypothetical $50,000 investment in the Fund over the past 10 fiscal years. The results shown in the graph reflect the reinvestment of Fund distributions, in any. The results do not reflect the effect of taxes and Investor would pay on Fund distributions. The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The required minimum initial capital commitment by an Investor in the Fund was $50,000. Consistent with Securities and Exchange Commission reporting requirement, the line graph above assumes that an Investor’s $50,000 capital commitment was fully called and invested at the commencement of the Fund’s operations; however, as disclosed to potential investors, their initial capital commitments to the Fund would not be full called and immediately invested. Rather, Investors’ capital commitments are called and drawn down by the Fund as investment opportunities are identified by the Fund’s Investment Adviser over the term of the Fund. As such, the investment growth shown in the line graph above may not reflect the actual performance experience of an Investor invested in the Fund over this time period.

Impact of the Fund’s Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to investors. From time to time, the Fund pays distributions at the discretion of the Board of Managers as distributions are received from underlying fund investments due to liquidity events. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. Over time, a portion of an Investor’s distribution will be a return of its capital given the Fund has a limited term and will seek to return it available assets to investors. The tax characteristics of an Investor’s distributions will be reflected on its annual Schedule K-1 form.

NB Crossroads Private Markets Fund IV Holdings LLC

For the year ended March 31, 2023

NB Crossroads Private Markets Fund IV Holdings LLC

Statement of Assets, Liabilities and Members’ Equity – Net Assets

As of March 31, 2023

Assets

Investments, at fair value (cost $217,279,019)	$400,252,647
Receivable from investment	1,108,834
Deferred financing costs, net	71,287
Interest receivable	25,260
Prepaid insurance	20,421

Total Assets	$401,478,449

Liabilities

Advisory fees payable	$459,668
Professional fees payable	292,411
Administration service fees payable	109,375
Financing costs payable	13,125
Due to Affiliate	1,650
Other payables	442

Total Liabilities	$876,671

Commitments and contingencies (Note 5)

Members’ Equity - Net Assets	$400,601,778

Units of Membership Interests outstanding (unlimited units authorized)	1,475,657.81
Net Asset Value Per Unit	$271.47

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC

Schedule of Investments

March 31, 2023

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Large-cap Buyout (22.35%)
BC European Capital X - Betty Co-Investment (1) LP	Co-investment	01/2019-10/2022	North America	$596,524	$2,393,991
BC European Capital X - Hulk Co-Investment (1) LP	Co-investment	07/2018-10/2022	North America	1,320,038	5,370,144
Carlyle Partners VII, L.P.	Primary	12/2018-03/2023	North America	11,358,737	13,788,280
Clayton, Dubilier & Rice Fund X, L.P.	Primary	03/2018-03/2023	North America	6,241,780	10,671,033
Cortefiel Co-Invest SCSp	Co-investment	10/2017-05/2022	Europe	1,308,758	2,276,190
CVC Capital Partners VII, L.P.	Primary	12/2018-10/2022	Europe	8,302,210	16,381,021
Gorilla Aggregator L.P. (F)	Co-investment	10/2017	North America	1,583,511	4,322,511
KKR Byzantium Infrastructure Co-Invest L.P.	Co-investment	10/2017	Europe	2,123,701	2,400,581
KKR Taurus Co-Invest II L.P.	Co-investment	10/2017-11/2017	North America	125,598	98,211
SLP Blue Co-Invest, L.P.	Co-investment	06/2018-05/2022	North America	1,804,069	3,055,408
THL Equity Fund VIII Investors (Agiliti), L.P.	Co-investment	01/2019-07/2021	North America	2,975,044	7,989,329
TPG Healthcare Partners, L.P.	Primary	12/2019-12/2022	North America	1,404,734	1,849,944
TPG Partners VIII, L.P.	Primary	12/2019-10/2022	North America	6,201,484	10,213,537
Uno Co-Invest L.P.	Co-investment	06/2017-06/2020	North America	3,599,359	8,728,980
				48,945,547	89,539,160
Small and Mid-cap Buyout (43.80%)
BC Holdco, LLC	Co-investment	11/2017-02/2023	North America	2,298,328	4,171,179
ByLight InvestCo LP	Co-investment	05/2017-02/2023	North America	389,073	9,221,947
Charlesbank Equity Fund IX, L.P.	Primary	07/2018-03/2023	North America	8,692,547	12,540,820
CHG PPC Investor LLC	Co-investment	03/2018	North America	570,715	2,981,582
CI Capital Investors II, L.P.	Secondary	06/2017-02/2023	North America	24,670	8,094
CI Capital Investors II Follow-On Partners, L.P.	Co-investment	05/2018-02/2022	North America	618,263	145,143
EQT Mid Market Europe, L.P.	Primary	08/2017-01/2023	Europe	7,558,768	9,337,909
EXC Holdings LP	Co-investment	11/2017-12/2022	North America	626,548	1,643,719
Fortress Vietnam Investment Holdings PTE. LTD.	Co-investment	06/2017-07/2019	Asia	1,301,945	3,134,878
Further Global Capital Partners, L.P.	Primary	03/2018-02/2023	North America	10,441,720	10,934,810
JLL MedPlast Topco, L.P.	Co-investment	06/2018	North America	1,640,000	3,246,332
KKR Global Infrastructure Investors III L.P.	Primary	12/2018-03/2023	North America	8,792,858	10,523,110
MCH Iberian Capital Fund IV, F.C.R.	Secondary	05/2017-12/2022	Europe	4,002,889	6,439,281
MHS Acquisition Holdings, LLC (F)	Co-investment	03/2017-12/2019	North America	1,046,584	2,145,245
Milani Aggregator LLC (F)	Co-investment	06/2018-08/2021	North America	1,699,440	1,733,429
MND Holdings I Corp (F)	Co-investment	07/2017	North America	1,757,165	3,500,000
NB Soho LP (TRG Growth Fund II)	Secondary	06/2017-04/2022	North America	678,661	752,391
NB Verrocchio LP	Co-investment	06/2018-05/2022	South America	3,357,522	2,973,518
Oak Hill Capital Partners IV, L.P.	Primary	05/2017-07/2022	North America	3,009,952	5,479,050
OHCP IV SF COI, L.P.	Co-investment	01/2018-11/2018	North America	683,026	1,575,973
PPC Fund II, L.P.	Primary	04/2018-02/2023	North America	8,408,161	11,235,362
Rockbridge Portfolio Fund I L.P.	Secondary	12/2018-06/2021	North America	1,090,237	3,302,633
Silver Creek Midstream Coinvest LP	Co-investment	06/2018-11/2019	North America	2,672,811	3,433,008
THL Equity Fund VII Investors (MHS), L.P.	Co-investment	04/2017-09/2022	North America	1,119,575	5,696,997
Veritas Capital Fund VI, L.P.	Primary	06/2017-10/2022	North America	3,693,014	23,647,508
VSC RST Holdco, L.P. (F)	Co-investment	08/2017-08/2021	North America	3,382,965	10,293,897
Webster Capital IV, L.P.	Primary	07/2018-03/2023	North America	8,765,317	17,872,932
Wind Point Partners CV1, L.P.	Secondary	09/2018-10/2019	North America	13,453	13,400
WR Environmental Aggregator LLC (F)	Co-investment	04/2017-02/2022	North America	1,148,240	1,596,054
Wrigley Co-Invest, L.P.	Co-investment	06/2018-10/2018	North America	2,350,120	5,902,265
				91,834,567	175,482,466

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC

Schedule of Investments

March 31, 2023

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Special Situations (15.48%)
Apollo Investment Fund IX, L.P.	Primary	03/2019-02/2023	North America	2,611,156	4,388,118
Cerberus Institutional Partners VI, L.P.	Primary	04/2017-12/2019	North America	8,052,174	13,519,896
Diligere Co-Investment Partners, LLC	Co-investment	02/2018-10/2022	North America	1,304,925	3,358,334
Epiris Fund II L.P.	Primary	05/2018-02/2023	Europe	7,221,017	14,221,336
Lantern Capital Partners Fund I (A), L.P	Primary	04/2018-02/2021	North America	2,979,694	2,628,280
NB Arch LP	Co-investment	09/2017-06/2022	North America	830,000	3,188,534
NB WM Co-Invest LP	Co-investment	09/2017	North America	-	112,532
Runner Topco L.P. (F)	Co-investment	04/2018	North America	132,049	361,542
Sycamore Partners III, L.P.	Primary	01/2018-03/2023	North America	7,562,577	11,348,293
Verscend Intermediate Holding Corp. (F)	Co-investment	08/2018	North America	8,563,966	8,875,500
				39,257,558	62,002,365
Venture Capital (16.39%)
Alsop Louie Capital IV L.P.	Primary	11/2017-09/2022	North America	5,538,667	6,786,666
Battery Ventures XII, L.P.	Primary	03/2018-08/2021	North America	1,975,887	5,671,417
Battery XII Side Fund, L.P.	Primary	03/2018-08/2021	North America	1,214,195	3,034,057
Canaan XI L.P.	Primary	01/2018-02/2023	North America	4,322,992	10,967,768
DFJ Growth III, L.P.	Primary	05/2017-12/2022	North America	3,309,634	7,781,037
Hosen Capital Fund III, L.P.	Primary	04/2017-09/2019	Asia	2,149,521	3,938,562
Menlo Ventures XIV, L.P.	Primary	10/2017-06/2022	North America	2,521,288	7,257,250
New Clearent Holdings, LLC (F)	Co-investment	06/2018-10/2021	North America	2,026,027	5,470,273
Summit Partners Europe Growth Equity Fund II, SCSp	Primary	01/2018-12/2022	Europe	2,589,013	8,185,646
TPG Drake Co-Invest, L.P.	Co-investment	07/2018	North America	12,002	-
TPG Tech Adjacencies, L.P.	Primary	06/2019-03/2023	North America	4,017,306	6,571,165
				29,676,532	65,663,841

Short Term Investments	Cost	Fair Value
Money Market Fund (1.89%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio	7,564,815	7,564,815
	7,564,815	7,564,815

Total Investments in Portfolio Funds (cost $217,279,019) (99.91%)		400,252,647
Other Assets & Liabilities (Net) (0.09%)		349,131
Members' Equity - Net Assets (100.00%)		$400,601,778

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at March 31, 2023 aggregated $209,714,204. Total fair value of illiquid and restricted securities at March 31, 2023 was $392,687,832 or 98.02% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Company's Members' Equity - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(F)	The fair value of the investment was determined using a significant unobservable input.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC

Statement of Operations

For the year ended March 31, 2023

Investment Income:

Dividend income	$990,483
Interest income	256,289

Total Investment Income	1,246,772

Operating Expenses:

Advisory fees	1,838,674
Administration service fees	427,073
Professional fees	313,052
Independent Managers' fees	160,938
Insurance expense	56,916
Financing costs	42,446
Other expenses	83,649

Total Operating Expenses	2,922,748

Net Investment Loss	(1,675,976)

Net Realized and Change in Unrealized Gain on Investments (Note 2)

Net realized gain on investments	21,467,310
Net change in unrealized appreciation on investments	(12,075,189)

Net Realized and Change in Unrealized Gain on Investments	9,392,121

Net Increase in Members’ Equity – Net Assets Resulting from Operations	$7,716,145

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC

Statement of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2022

	Members' Equity	Special Member	Total
Members' committed capital	$330,959,751	$3,344,543	$334,304,294

Members' equity at April 1, 2021	$387,070,303	$3,914,310	$390,984,613
Capital distributions	(59,831,287)	(602,018)	(60,433,305)
Net investment loss	(2,051,448)	(20,731)	(2,072,179)
Net realized gain on investments	75,437,958	762,345	76,200,303
Net change in unrealized appreciation on investments	36,831,937	372,208	37,204,145
Members' equity at March 31, 2022	$437,457,463	$4,426,114	$441,883,577

For the year ended March 31, 2023

	Members' Equity	Special Member	Total
Members' committed capital	$330,959,751	$3,344,543	$334,304,294

Members' equity at April 1, 2022	$437,457,463	$4,426,114	$441,883,577
Capital distributions	(48,512,985)	(484,959)	(48,997,944)
Net investment loss	(1,659,209)	(16,767)	(1,675,976)
Net realized gain on investments	21,252,540	214,770	21,467,310
Net change in unrealized appreciation on investments	(11,954,383)	(120,806)	(12,075,189)
Members' equity at March 31, 2023	$396,583,426	$4,018,352	$400,601,778

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC

Statement of Cash Flows

For the year ended March 31, 2023

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Members’ Equity – Net Assets resulting from operations	$7,716,145
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(21,549,378)
Proceeds received from investments	52,788,476
Net realized gain on investments	(21,467,310)
Net change in unrealized (appreciation) depreciation on investments	12,075,189
Net change in accretion of PIK dividend	(990,483)
Net purchases and sales of short term investments	20,362,755
Changes in assets and liabilities related to operations
(Increase) decrease in deferred financing costs, net	42,446
(Increase) decrease in prepaid insurance	2,110
(Increase) decrease in interest receivable	(23,065)
Increase (decrease) in due to Affiliate	1,771
Increase (decrease) in professional fees payable	49,156
Increase (decrease) in administration service fees payable	(9,604)
Increase (decrease) in other payables	(264)

Net cash provided by (used in) operating activities	48,997,944

CASH FLOWS FROM FINANCING ACTIVITIES

Distributions to Members	(48,997,944)

Net cash provided by (used in) financing activities	(48,997,944)

Net change in cash and cash equivalents	-
Cash and cash equivalents at beginning of the year	-

Cash and cash equivalents at end of the year	$-

Noncash activities

Receipt of in-kind distributions of securities from underlying Portfolio Funds, at value on the date of distribution	$884,202

Distributions totaling $523,822 were made to the TE Fund and the Offshore Fund for taxes paid and/or accrued on behalf of the TE Fund and Offshore Fund.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC

Financial Highlights

	For the year ended March 31, 2023	For the year ended March 31, 2022	For the year ended March 31, 2021	For the year ended March 31, 2020	For the year ended March 31, 2019
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF YEAR	$299.45	$264.96	$177.13	$172.70	$144.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(1.14)	(1.40)	(1.43)	(1.62)	(2.65)
Net realized and unrealized gain (loss) on investments	6.36	76.84	89.42	6.08	30.83
Net increase (decrease) in net assets resulting from operations	5.22	75.44	87.99	4.46	28.18

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	(33.20)	(40.95)	(0.16)	(0.03)	-
NET ASSET VALUE, END OF YEAR	$271.47	$299.45	$264.96	$177.13	$172.70
TOTAL NET ASSET VALUE RETURN (1), (2), (3)	2.03%	28.90%	49.69%	2.58%	19.50%

RATIOS AND SUPPLEMENTAL DATA:
Members' Equity - Net Assets, end of year in thousands (000's)	$400,602	$441,884	$390,985	$235,453	$197,449
Ratios to Average Members' Equity - Net Assets: (4)
Expenses	0.80%	0.69%	0.98%	1.24%	2.14%
Net investment loss	(0.46)%	(0.49)%	(0.71)%	(0.91)%	(1.81)%
Portfolio Turnover Rate (5)	5.42%	10.23%	9.36%	8.89%	7.59%

INTERNAL RATES OF RETURN:
Internal Rate of Return (6)	20.34%	24.57%	23.18%	9.35%	17.76%

(1)	Selected data for a unit of Membership Interest outstanding throughout each year.
(2)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Company during the year and assumes distributions, if any, were reinvested. The Company's units are not traded in any market; therefore, the market value total investment return is not calculated.
(3)	Total return and the ratios to average members' equity - net assets is calculated for the Company taken as a whole.
(4)	Ratios do not reflect the Company's proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
(5)	Proceeds received from investments are included in the portfolio turnover rate.
(6)	The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the year as of each measurement date.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2023

1. Organization

NB Crossroads Private Markets Fund IV Holdings LLC (the “Company”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company was organized as a Delaware limited liability company on November 10, 2015. The Company commenced operations on November 15, 2016. The duration of the Company is ten years from the final subscription closing date (the “Final Closing”), which occurred on August 7, 2017, subject to two two-year extensions which may be approved by the Board of Managers of the Company (the “Board” or the “Board of Managers”). Thereafter, the term of the Company may be extended by consent of a majority-in-interest of its Members as defined in the Company’s limited liability company agreement (the “LLC Agreement”).

The Company’s investment objective is to provide attractive risk-adjusted returns. The Company seeks to achieve its objective by investing in a diversified global portfolio of high quality third- party private equity funds (“Portfolio Funds”) including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds (each, a “Secondary Investment”) pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment”). Neither the Company nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Company will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

NB Crossroads Private Markets Fund IV (TI) - Client LLC (the “TI Fund”), NB Crossroads Private Markets Fund IV (TE) - Client LLC (the “TE Fund”) and NB Crossroads Private Markets Fund IV (Offshore) - Client LLC (the “Offshore Fund” and together with the TI Fund and the TE Fund, the “Feeder Funds”) each pursue their investment objectives by investing substantially all of their assets in the Company. The TE Fund and the Offshore Fund invest indirectly in the Company through NB Crossroads Private Markets Fund IV (Offshore), Client Ltd, a Cayman Islands exempted company (the “Offshore Company”). Each of the TI Fund and the TE Fund is a Delaware limited liability company that is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Offshore Fund, a Cayman Islands limited liability company, is not registered as an investment company under the Investment Company Act.  The percentage of the Offshore Company's shareholder capital owned by the TE Fund and Offshore Fund is 92.21% and 7.79%, respectively. The financial position and results of operations of the Offshore Company have been consolidated within the TE Fund’s and the Offshore Fund’s consolidated financial statements. The Offshore Company and the Feeder Funds have the same investment objective and substantially the same investment policies as the Company (except that the Offshore Company and the Feeder Funds pursue their investment objectives by investing in the Company).

The Board has overall responsibility to manage and supervise the operations of the Company, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operations of the TE Fund. The Board exercises the same powers, authority and

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2023

responsibilities on behalf of the Company as are customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser” and together with NBIA, the “Adviser”) to provide investment advice regarding the selection of the Portfolio Funds and Co-Investments and to manage the day-to-day operations of the Company.

The Company operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as members of the Company (“Members”).  As of March 31, 2023, the TI Fund’s, the TE Fund’s and the Offshore Fund’s ownership of the Company’s Members’ contributed capital was 61.84%, 34.26% and 2.90%, respectively, with a NB affiliate’s (“Special Member”) (who is also a Member of the Company) percentage ownership of the Company’s Members’ contributed capital being 1%.

2. Significant Accounting Policies

The Company meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

A. Basis of Accounting

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Company are maintained in U.S. dollars.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

C. Valuation of Investments

The Company computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Company values its interests in the Portfolio Funds and other investments.  In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the Investment Company Act, which establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2023

oversight and reporting requirements. Effective as of the compliance date of September 8, 2022, the Board approved changes to the Procedures with Rule 2a-5 and designated NBIA as the Company’s valuation designee (as defined in the rule). The valuation designee, with assistance from NBAA, is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board.

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Adviser generally will value the Company’s investment in the Portfolio Fund based primarily upon the value reported to the Company by the Portfolio Fund or the lead investor of a direct co-investment as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

FASB ASC 820-10, “Fair Value Measurements” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2023

situations, a transaction may occur in the "secondary market" where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Company's results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity - Net Assets by level within the valuation hierarchy as of March 31, 2023.

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$-	$-	$4,322,511	$85,216,649	$89,539,160
Small and Mid-cap Buyout	-	-	19,268,625	156,213,841	175,482,466
Special Situations	-	-	9,237,042	52,765,323	62,002,365
Venture Capital	-	-	5,470,273	60,193,568	65,663,841
Money Market Fund	7,564,815	-	-	-	7,564,815
Total	$7,564,815	$-	$38,298,451	$354,389,381	$400,252,647

Significant Unobservable Inputs

As of March 31, 2023, the Company had investments valued at $400,252,647. The fair value of investments valued at $354,389,381 in the Company's Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2023:

			Unobservable Inputs
Investments	Fair Value 3/31/23	Valuation Methodologies	Variable	Value/Range	Weighted Average[1]
Large-cap Buyout	$4,322,511	Market Comparables	LTM EBITDA	12.8x	N/A

Small and Mid-cap Buyout	17,535,196	Market Comparables	LTM EBITDA	12.0x-16.5x	15.0x

Small and Mid-cap Buyout	1,733,429	Market Comparables	LTM Net Revenue	3.8x	N/A

Special Situations	9,237,042	Market Comparables	LTM EBITDA	10.7x-15.3x	15.1x

Venture Capital	5,470,273	Market Comparables	LTM EBITDA	32.0x	N/A

Total	$38,298,451

1 Inputs weighted based on fair value of investments in range.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2023

During the year ended March 31, 2023, purchases and sales from Level 3 investments were as follows:

Purchases	Sales
$-	$89,135

During the year ended March 31, 2023, change in unrealized appreciation and realized gains from Level 3 investments were $404,449 and $132,049, respectively.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended March 31, 2023.

The estimated remaining life of the Company’s Portfolio Funds as of March 31, 2023 is one to five years, with the possibility of extensions by each of the Portfolio Funds.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Company’s custodian.

Cash and cash equivalents can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2023, the Company held $7,564,815, in an overnight sweep that is deposited into a money market account.

Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.

E. Investment Gains and Losses

The Company records distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Company recognizes within the Statement of Operations its share of realized gains or (losses), the Company's change in net unrealized appreciation/(depreciation) and the Company’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Portfolio Funds. The Company may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Company’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Portfolio Fund.

The Portfolio Funds may make in-kind distributions to the Company and, particularly in the event of a dissolution of a Portfolio Fund, such distributions may contain securities that are not marketable. While the general policy of the Company will be to liquidate such investment and

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2023

distribute proceeds to Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Company.

F. Income Taxes

The Company is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to Members. The Company has a tax year end of December 31.

Differences arise in the computation of Members' equity for financial reporting in accordance with GAAP and Members' equity for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Company on Schedule K-1 from the Portfolio Funds. As of March 31, 2023, the Company had not received information to determine the tax cost of the Portfolio Funds. Based on the amounts reported to the Company on Schedule K-1 as of December 31, 2021, and after adjustment for purchases and sales between December 31, 2021 and March 31, 2023, the estimated cost of the Portfolio Funds at March 31, 2023, for federal income tax purposes aggregated $204,945,203. The net unrealized appreciation for federal income tax purposes was estimated to be $187,742,629. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $260,057,201 and $72,314,572, respectively.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2022, the tax years that remains subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2019 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Adviser has reviewed the Company’s tax positions for the current tax year and has concluded that no provision for taxes is required in the Company’s financial statements for the year ended March 31, 2023. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2023, the Company did not incur any interest or penalties.

G. Restrictions on Transfers

Interests of the Company (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2023

H. Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Company) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Company level expenses shown on the Company’s Statement of Operations, Members of the Company will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Company’s Financial Highlights.

I. Company Expenses

The Company bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; registration expenses; costs of insurance; Independent Managers’ fees (as defined herein); and expenses of meetings of the Board.

J. Foreign Currency Translation

The Company has foreign investments which require the Company to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. The Company does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

3. Advisory Fees, Administration Service Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds.  Further, the Registered Investment Adviser provides certain management and administrative services to the TI and TE Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company pays the Registered Investment Adviser an investment advisory fee (the "Advisory Fee") quarterly in arrears based on an annual rate of 0.10% during the first 12-months following the Company's commencement of operations; 0.55% beginning in year two through the end of year eight from the commencement of operations and then 0.30% for the remaining life of the Company, in each case based on the Members' total capital commitments. For the year ended March 31, 2023, the Company incurred Advisory Fees totaling $1,838,674.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2023

Pursuant to an Administrative and Accounting Services Agreement, the Company retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation and investor services to the Company. In consideration for these services, the Company pays the Administrator a tiered fee between 0.01% and 0.02%, based on the first day of each calendar quarter’s net assets, subject to a minimum quarterly fee. In accordance with the service level agreement additional fees may be charged for out of scope services and quarterly filings made on behalf of the Company. For the year ended March 31, 2023, the Company incurred administration service fees totaling $427,073.

The Board consists of six managers, each of whom is not an “interested person” of the Company as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). Currently, the Independent Managers are each paid an annual retainer of $175,000 for serving on the boards of the funds in the fund complex. Compensation to the Board is paid and expensed by the Company on a quarterly basis. The Independent Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Company. For the year ended March 31, 2023, the Company incurred $160,938 in Independent Managers’ fees.

4. Capital Commitments from Members

At March 31, 2023 and 2022, capital commitments from Members totaled $334,304,294. Capital contributions received by the Company with regard to satisfying Member commitments totaled $228,998,441, which represents approximately 69% of committed capital at March 31, 2023 and 2022.

Capital contributions will be credited to Members’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2023 and 2022, the Company did not issue any units.

The net profits or net losses of the Company are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Members’ percentage interests, as defined in the LLC Agreement.

Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Members at such times and in such amounts as determined by the Board in its sole discretion and in accordance with Members’ respective percentage interests, as defined in the LLC Agreement. As of March 31, 2023, the Company had distributed $109,702,130 to Members.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2023

5. Capital Commitments of the Company to Investments

As of March 31, 2023, the Company had total capital commitments of $329,817,736 to the investments with remaining unfunded commitments to the investments totaling $38,856,331 as listed below:

Assets:	Unfunded Commitment
Large-cap Buyout	$6,212,225
Small and Mid-cap Buyout	17,996,888
Special Situations	10,635,652
Venture Capital	4,011,566
Total	$38,856,331

6. Description of the Investments

Due to the nature of the investments, the Company generally cannot liquidate its positions in the investments except through distributions from the investments, which are made at the discretion of the Portfolio Funds or sponsor of the Co-Investment. The Company has no right to demand repayment of its investment in the Portfolio Funds or Co-Investments.

The following underlying investment represent 5% or more of Members’ Equity – Net Assets of the Company.

Veritas Capital Fund VI, L.P. (“Veritas VI”) represents 5.90% of Members’ Equity – Net Assets of the Company as of March 31, 2023. Veritas VI focuses on middle-market companies that provide goods and services to a broad array of government-related customers.

7. Line of Credit

The Company entered into a revolving line of credit agreement (the “Credit Agreement”) with Bank OZK, dated December 5, 2018, amended as of December 3, 2021, under which the Company can borrow an aggregate principal amount of $15,000,000 for the temporary financing of investments and payment of expenses under the specified terms. The line of credit is secured by the Company’s unfunded Members’ capital commitments.  The Credit Agreement has a maturity date of December 3, 2024.

As of March 31, 2023, there were no outstanding principal amounts owed to the bank by the Company. Interest is charged on the outstanding principal amount at a rate per annum that is the aggregate of the applicable margin and the secured overnight financing rate (“SOFR”). Additionally, a commitment fee is charged on the daily unused portion. During the year ended March 31, 2023, the Company did not draw on the line of credit, and as such the Company did not incur any interest expense. In relation to entering the Credit Agreement, the Company incurred origination fees and other legal costs (“Financing Costs”). These Financing Costs will be amortized over the term of the

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2023

loan.  For the year ended March 31, 2023, the Company expensed $42,446 of Financing Costs as shown in the Statement of Operations.

8. Indemnifications

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Company. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

9. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Company’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Company may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Company. The Company's investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Company will be able to realize the value of such investments in a timely manner if at all.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

If the Company defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. This may impair the ability of the Company to pursue its investment program,

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2023

force the Company to borrow or otherwise impair the value of the Company’s investments (including the complete devaluation of the Company). In addition, defaults by Members on their commitments to the Company, may cause the Company to, in turn, default on its commitment to a Portfolio Fund. In this case, the Company, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

10. Subsequent Events

The Company has evaluated all events subsequent to March 31, 2023, through the date these financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Members and Board of Managers

NB Crossroads Private Markets Fund IV Holdings LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and members’ equity - net assets of NB Crossroads Private Markets Fund IV Holdings LLC (the Company), including the schedule of investments, as of March 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in members’ equity - net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its members’ equity for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with underlying fund managers and portfolio companies or by other appropriate auditing procedures where replies from underlying fund managers and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the auditor for one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.

Boston, Massachusetts

May 26, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

NB Crossroads Private Markets Fund IV Holdings LLC

Investment Program (Unaudited)

March 31, 2023

INVESTMENT PROGRAM (UNAUDITED)

Investment Objective and Process

The investment objective of NB Crossroads Private Markets Fund IV Holdings LLC (the "Master Fund") is to provide attractive risk-adjusted returns to investors ("Investors"). The Master Fund seeks to achieve its investment objective principally by making primary investments (each, a "Primary Investment") in a portfolio of newly formed, third party private equity funds ("Portfolio Funds") managed by various experienced unaffiliated asset managers that generally have an established track record. The Master Fund may also invest, on an opportunistic basis, in "secondary investments" in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund's fundraising period (each, a "Secondary Investment") in more mature Portfolio Funds and make opportunistic direct investments in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a "Co-Investment"). Neuberger Berman Investment Advisers LLC (the "Investment Adviser") believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and offers Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe and emerging markets.

Each of NB Crossroads Private Markets Fund IV (TE) - Client LLC and NB Crossroads Private Markets Fund IV (TI) - Client LLC (each, a "Feeder Fund") invests all or substantially all of its assets in the Master Fund. The Master Fund has the same investment objective, investment policies and restrictions as those of the Feeder Funds. This form of investment structure is commonly known as a "master/feeder" structure.

Each of the Feeder Funds and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended. However, the Master Fund generally will not commit more than 25% of the value of total capital commitments ("Commitment") by Investors (measured at the time of the Commitment) in a single Portfolio Fund.

The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the "Sub-Adviser" and, together with the Investment Adviser, the "Adviser") to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC. None of the Master Fund, the Feeder Funds or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Master Fund's investment objective will be achieved.

Principal Risk Factors

Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled "Investment Program – Principal Risk Factors" in NB Crossroads Private Markets Fund IV (TI) - Client LLC's annual report to shareholders for the

NB Crossroads Private Markets Fund IV Holdings LLC

Investment Program (Unaudited)

March 31, 2023

fiscal year ended March 31, 2023, as filed with the Securities and Exchange Commission (File No. 811-23171) (the "TI Fund Annual Report").

Recent Changes

Information on certain changes since March 31, 2022 is incorporated herein by reference from the section entitled "Investment Program – Recent Changes" in the TI Fund Annual Report.

NB Crossroads Private Markets Fund IV Holdings LLC

Supplemental Information (Unaudited)

March 31, 2023

Proxy Voting and Portfolio Holdings

A description of the Company’s policies and procedures used to determine how to vote proxies relating to the Company’s portfolio securities, as well as information regarding proxy votes cast by the Company (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Company at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Company did not receive any proxy solicitations during the year ended March 31, 2023.

The Company files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Crossroads Private Markets Fund IV Holdings LLC

Board of Managers of the Company (Unaudited)

March 31, 2023

Information pertaining to the Board of Managers of the Company is set forth below.

Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Managers	Other Directorships Held by Manager During Past 5 Years

Disinterested Managers

Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite – Since Inception	Private investor and board member of certain entities (as listed herein)	21	Director of Jones Lang LaSalle Property Trust, Inc.; Trustee/Director of UBS A&Q Registered Fund Complex (3 funds); Director of Calamos Fund Complex (26 funds); Director of Paylocity Holding Corp.

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite – Since Inception	Consultant (since 10/1991).	21	Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Director of Stone Harbor Investment Funds (8 funds) (2007-2022); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market.	21	Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).

Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite – Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/2002 to present).	21	Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).

Stephen V. Murphy, Director 1290 Avenue of the Americas New York, NY 10104 (1945)	Term Indefinite – Since Inception	President of S.V. Murphy & Co, an investment banking firm.	21	Director of The First of Long Island Corporation and The First National Bank of Long Island; Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).

Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 6/2006).	21	Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Interested Manager

James D. Bowden**, Director 1290 Avenue of the Americas New York, NY 10104 (1953)	Term Indefinite – Since April 2023	Managing Director, NBAA (2015 - 2023)	18	None.

* The ‘‘Fund Complex’’ consists of NB Private Markets Fund II (Master) LLC, NB Private Markets Fund II (TI) LLC, NB Private Markets Fund II (TE) LLC, NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP and NB Crossroads Private Markets Access Fund LLC.

** Mr. Bowden is deemed to be an “interested person” (as defined in the Investment Company Act) of the Company because of his prior position at NBAA. Mr. Bowden does not serve on the Board’s Audit or Nominating Committees.

NB Crossroads Private Markets Fund IV Holdings LLC

Officers of the Company (Unaudited)

March 31, 2023

Information pertaining to the officers of the Company is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

Officers who are not Managers

Peter von Lehe (1968)	President	Term — Indefinite; Length — since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.

Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since inception	Senior Vice President, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2007.

Patrick Deaton (1978)	Chief Operating Officer	Term — Indefinite; Length — since 2023	Managing Director, Neuberger Berman LLC, since 2018, Chief Operating Officer, NBAA, since 2023. Formerly, Chief Administrative Officer, NBAA (2021-2023), Chief Operating Officer and Head of Operational Due Diligence – NBAIM (2010-2021)..

Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Vice President, Neuberger Berman LLC, since 2022 and Employee since 2016.

Savonne Ferguson (1973)	Chief Compliance Officer	Term — Indefinite; Length — since 2018	Senior Vice President, Neuberger Berman LLC, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018. Formerly, Vice President, T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018).

NB Crossroads Private Markets Fund IV Holdings LLC

Officers of the Company (Unaudited)

March 31, 2023

Information pertaining to the officers of the Company is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

Officers who are not Managers

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since inception	General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017.

Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2023. Formerly, Vice President, Neuberger Berman LLC (2008-2023).

Maura Reilly Kennedy (1978)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014-2018).

Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015.

Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman LLC, since 2007.

Michael Smith (1984)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018-2022).

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

All officers of the Company are employees and/or officers of the Registered Investment Adviser. Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the Company. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no substantive amendments to or waivers from the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund III (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22816 (filed June 09, 2023). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Managers (the “Board”) of the Registrant has determined that Alan Brott and Stephen V. Murphy possess the technical attributes to qualify as the audit committee's financial experts and that each of them is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2022 and March 31, 2023 were $146,300 and $152,700, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last fiscal year.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last fiscal year.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last fiscal year.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2022 and March 31, 2023 were $0 and $0, respectively.

(ii) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2022 and March 31, 2023 were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote any proxies the Registrant may receive to the Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”).

NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its members. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information on how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Registrant toll-free at 866-637-2587 or by accessing the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2023:

Neuberger Berman Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

Kent Chen, CFA, is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (HKMA) after 17 years of central banking career in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. From 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a MPA from Columbia University, MBA from University of Hull and BS in Economics from University of London.

Paul Daggett, CFA is a Managing Director of Neuberger Berman and a senior member of the firm's Private Investment Portfolios group where he leads investments in private equity and venture capital funds and direct co-investments in venture capital, growth equity and buyout transactions. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Daggett sits on the Limited Partner Advisory Boards of a number of venture capital and private equity fund relationships and has Board of Directors and Observer seats for a number of direct venture and growth capital investments on behalf of Neuberger Berman Funds. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an MBA from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios, Credit Opportunities, Marquee Brands and Co-Investment Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an MBA from Harvard Business School and a BA, cum laude, from Harvard College.

David Morse is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Private Debt Investment Committee. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an MBA from the Tuck School of Business at Dartmouth College and a BA in Economics from Hamilton College. Mr. Morse is a former member of the MBA Advisory Board of the Tuck School and of the Alumni Council of Hamilton College, and is a current member of the Board of Trustees of the Berkshire School.

Joana Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Private Investment Portfolio and Co-Investment, and Strategic Capital Investment Committees. She is also a member of Neuberger Berman’s ESG Advisory Committee. Ms. Rocha Scaff has over 20 years of experience in financial markets, the majority of which in private equity investing and prior to that in investment banking. She has been with the firm since 2005. Prior to NB Private Equity, Ms. Rocha Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment Bank. She advised on corporate transactions including M&A, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Rocha Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Rocha Scaff is the current Chair of the LP Committee of the BVCA – British Private Equity Association and a member of the Limited Partner Advisory Committee of multiple European private equity funds.

Jonathan D. Shofet is the Global Head of the firm’s Private Investment Portfolios and Co-Investments group and is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet has been, or currently sits, on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake, Cerberus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Oak Hill Capital Partners, Platinum Equity, Thomas H. Lee Partners and Vector Capital Partners. He has also been a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien Smith is a Managing Director of Neuberger Berman and Senior Advisor of the Neuberger Berman Private Equity Division. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Private Debt Investment Committee. Brien is also a member of Neuberger Berman’s Operating Committee, the firm’s Investment Risk and Operational Risk Committees and was also formerly Chief Operating Officer of the Neuberger Berman Private Equity Division. Prior to joining Neuberger Berman in 2001, he worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. He began his career at Arthur Andersen & Co. Brien is a life member of the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He also currently serves on the board of the Texas Exes Alumni Association and chairs its Investment Committee. He serves and has served on a number of other boards of directors. He received a Master’s in Professional Accounting and a BBA from the University of Texas at Austin.

David Stonberg is a Managing Director of Neuberger Berman and is the Deputy Head of NB Alternatives and the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Renaissance, Secondary, Real Estate Secondary and Strategic Capital Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg holds an MBA from the Stern School of New York University and a BSE. from the Wharton School of the University of Pennsylvania.

Elizabeth Traxler is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-investment Investment Committee, as well as the Secondary Investment Committee. Prior to joining Neuberger Berman in 2008, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making direct growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt for private equity-backed transactions. She is currently a Board Observer for several private companies and Advisory Board member for a number of private equity funds. Ms. Traxler received an MBA from the Kellogg School of Management at Northwestern University and a BA, cum laude, in Economics from Vanderbilt University.

Anthony Tutrone is the Global Head of NB Alternatives and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Anthony is also a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to Neuberger Berman, from 1994 to 2001, Anthony was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts that managed approximately $3.5 billion of commitments. Anthony began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Anthony earned an MBA from Harvard Business School and a BA in Economics from Columbia University.

Peter von Lehe, JD, is the Head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-investment Investment Committee, as well as the Athyrium, Marquee Brands and Renaissance Investment Committees. He is also a member of the NB Insurance-Linked Strategies Underwriting Committee and a Chairman of NB Reinsurance Ltd. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. At Swiss Re, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a BS with Honors in Economics from the University of Iowa and a JD with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Ms. Wang joined Neuberger Berman in 2007, focusing on direct Co-investments, Primary Investments and Secondary Investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a leader of the firm’s Private Investment Portfolios practice. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Additionally, Ms. Zollar sits on the limited partner advisory boards of a number of funds. Before rejoining Neuberger Berman in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs. Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her BS, with highest distinction, from North Carolina A&T State University, where she is Chairperson Emeritus of the Board of Trustees and the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council, the Harvard Business School Alumni Board and was a former member of the executive board of the National Association of Investment Companies. She serves as Vice Chairman of The Apollo Theater and a member of the Investment Committee of the Robert Wood Johnson Foundation’s Board of Trustees.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2023:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of March 31, 2023, unless indicated otherwise. Registered investment companies in a ‘‘master-feeder’’ structure are counted as one investment company for purposes for determining the number of accounts managed.

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Paul Daggett

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,401,623,397	34	$25,035,407,840	153	$43,557,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,401,623,397	34	$25,035,407,840	153	$43,557,386,498

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Brien Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,401,623,397	38	$30,452,743,340	154	$43,632,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,401,623,397	38	$30,452,743,340	154	$43,632,386,498

Elizabeth Traxler

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,401,623,397	34	$25,035,407,840	153	$43,557,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,401,623,397	34	$25,035,407,840	153	$43,557,386,498

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,401,623,397	38	$30,452,743,340	154	$43,632,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,401,623,397	38	$30,452,743,340	154	$43,632,386,498

Peter J. von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,401,623,397	31	$18,607,152,840	149	$43,057,386,498

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2023:

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation for a portfolio manager is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

•	Employee-Owned Equity. Certain employees (i.e., senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity.

For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

•	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

•	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) As of March 31, 2023, no Portfolio Management Team member owned any interest in the Registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2023.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2023.

Item 13. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund III (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22816 (filed June 09, 2023).

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act, are filed herewith.

(a)(3)	Not applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Crossroads Private Markets Fund IV Holdings LLC

By:	/s/ Patrick Deaton
Patrick Deaton
Chief Operating Officer

Date: June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Deaton
Patrick Deaton
Chief Operating Officer (Principal Executive Officer)

Date: June 9, 2023

By:	/s/ Mark Bonner
Mark Bonner
Treasurer (Principal Financial Officer)

Date: June 9, 2023